SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 22, 1998
                                                        (January 20, 1998)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

        .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(650) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events


Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on January 20, 1998 by Franklin  Resources,
Inc.






                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FRANKLIN RESOURCES, INC.
                         (Registrant)


Date: January 22, 1998   /s/ Leslie M. Kratter
                         LESLIE M. KRATTER
                         Vice President







                                   Exhibits


          A.       Press Release issued on January 20, 1997 by Franklin
                   Resources, Inc.

FROM        Franklin Resources, Inc.
            Contact: Holly Gibson
            Telephone: (650) 312-4701

            Rubenstein Associates, Inc.
            Public Relations - Tel: (212) 843-8053
            Contact:    David Sternstein

                                                           For Immediate Release

                     Franklin Resources Announces First Quarter Results

     San Mateo, CA, January 20, 1998 -- Franklin Resources, Inc. (NYSE:BEN) today reported net income of $130.5 million for the first fiscal quarter of 1998, compared to $96.2 million a year ago and $125.2 million for the quarter ended September 30, 1997. Operating revenues for the quarter were $632.4 million compared to $437.6 million a year ago and $633.9 million for the preceding quarter.

     Assets under management by the Company's subsidiaries were $221.0 billion, compared with $180.9 billion this time last year and $226.0 billion in the preceding quarter. Quarterly average assets under management during the quarter were $220.6 billion compared with $166.3 billion last year, and $216.9 billion in the preceding quarter.

     After adjusting for the two-for-one stock split paid on January 15, diluted earnings per share for the quarter ended December 31, 1997 were $0.52 compared with $0.38 a year ago and $0.50 for the preceding quarter.<F1>

     Average diluted shares outstanding for the quarter were 253.2 million as compared to 251.6 million a year ago and 252.5 million for the previous quarter.<F1>

Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA 94404.




--------------------------
<F1> All prior period amounts have been restated to reflect a two-for-one  stock split paid on January 15, 1998.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands except
assets under
management and per share data.)
                                            Three months ended
                                                December 31
                                         --------------------------
                                            1997        1996
                                            ----       -----
Operating revenues:
Investment management fees             $ 376,463     $ 273,260
Underwriting and distribution fees       215,287       136,486
Shareholder servicing fees                37,606        24,828
Other                                      3,043         3,051
                                         --------------------------
Total operating revenues                 632,399       437,625
                                         --------------------------

Operating expenses:
Underwriting and distribution            205,312       132,283
Compensation and benefits                133,291        99,571
Information systems, technology and
 occupancy                                46,596        25,804
Advertising and promotion                 27,362        18,666
Amortization of deferred sales
 commissions                              23,896        10,636
Amortization of intangible assets          8,995         7,345
Other                                     19,505        17,771
                                         --------------------------
Total operating expenses                 464,957       312,076
                                         --------------------------

Operating income                         167,442       125,549
                                         --------------------------


Other income (expense):
Investment and other income               14,975        19,608
Interest expense                          (6,152)       (8,173)
                                         --------------------------
Other income (expense), net                8,823        11,435
                                         -------------------------

Income before taxes on income            176,265       136,984
Taxes on income                           45,750        40,755
                                         --------------------------

Net income                             $ 130,515      $ 96,229
                                       ==========================

Earnings per share:<F2>
     Basic                              $ 0.52       $  0.38
     Diluted                            $ 0.52       $  0.38

Dividends per share <F2>                $ 0.05       $  0.04

Average shares outstanding
  (in thousands):<F2>
     Basic                                252,692       250,946
     Diluted                              253,185       251,602

Assets under management (in millions):
     End of period                      $ 220,989     $ 180,912
     Average for period                 $ 220,606     $ 166,250

------------------------------
<F2> All prior period amounts have been restated to reflect a two-for-one  stock split paid on January 15, 1998.



FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands except assets
under management and per share data.)                                      Three months ended
                                                     31-Dec-97    30-Sep-97    30-Jun-97    31-Mar-97    31-Dec-96
Operating revenues:
Investment management fees                             $ 376,463    $ 375,676   $ 337,966    $ 305,586   $ 273,260
Underwriting and distribution fees                       215,287      222,597     195,744      180,285     136,486
Shareholder servicing fees                                37,606       34,666      36,614       28,797      24,828
Other                                                      3,043          968       2,223        4,528       3,051
                                                    -----------------------------------------------------------------
Total operating revenues                                 632,399      633,907     572,547      519,196     437,625
                                                    -----------------------------------------------------------------

Operating expenses:
Underwriting and distribution                            205,312      216,540      190,867      172,638    132,283
Compensation and benefits                                133,291      125,339      115,476      106,783     99,571
Information systems, technology and occupancy             46,596       48,720       31,474       29,395     25,804
Advertising and promotion                                 27,362       26,336       28,144       23,406     18,666
Amortization of deferred sales commissions                23,896       18,526       18,773       11,530     10,636
Amortization of intangible assets                          8,995        8,961        8,931        9,057      7,345
Other                                                     19,505       22,823       23,657       22,363     17,771
                                                    ----------------------------------------------------------------
Total operating expenses                                 464,957      467,245      417,322      375,172     312,076
                                                    ----------------------------------------------------------------
Operating income                                         167,442      166,662      155,225      144,024     125,549
                                                    ----------------------------------------------------------------
Other income (expense):
Investment and other income
                                                          14,975       15,107        8,784        6,087      19,608
Interest expense                                          (6,152)      (5,669)      (5,735)      (5,756)     (8,173)
                                                    ----------------------------------------------------------------
Other income (expense), net                                8,823        9,438        3,049          331      11,435
                                                    ----------------------------------------------------------------

Income before taxes on income                            176,265      176,100      158,274      144,355     136,984
Taxes on income                                           45,750       50,865       47,086       42,944      40,755

                                                    ----------------------------------------------------------------
Net income                                             $ 130,515    $ 125,235    $ 111,188    $ 101,411  $   96,229
                                                    =================================================================

Earnings per share: <F3>
     Basic                                                 $0.52        $0.50        $0.44        $0.40       $0.38
     Diluted                                               $0.52        $0.50        $0.44        $0.40       $0.38

Dividends per share <F3>                                   $0.050       $0.045       $0.045       $0.040      $0.040

Average shares outstanding
  (in thousands): <F3>
     Basic                                                252,692      252,112      252,186      252,278     250,946
     Diluted                                              253,185      252,466      252,760      253,014     251,602

Assets under management (in millions):
     End of period                                      $ 220,989    $ 225,952    $ 208,811    $ 189,901   $ 180,912
     Average for period                                 $ 220,606    $ 216,928    $ 198,174    $ 186,759   $ 166,250


--------------------------
<F3> All prior period amounts have been restated to reflect a two-for-one  stock split paid on January 15, 1998.


ASSETS UNDER MANAGEMENT


(In billions)                                      31-Dec-97  30-Sep-97   30-Jun-97   31-Mar-97    31-Dec-96
------------------------------------------------------------------------------------------------------------


Franklin Templeton Group:
      Fixed income funds:
          Tax-free                                   $47.0       $45.8       $44.4        $43.2       $43.2
          US government (primarily GNMAs)             15.5        15.1        15.1         15.4        15.9
          Taxable and tax-free money funds             3.9         3.7         3.7          3.8         3.5
          Global/international                         3.8         4.0         3.5          3.1         3.2
------------------------------------------------------------------------------------------------------------
                                                      70.2        68.6        66.7         65.5        65.8
------------------------------------------------------------------------------------------------------------
      Equity/income funds:
          Global/international equity                 94.8       104.3        94.7         82.2        75.0
          US equity/income                            56.0        53.1        47.4         42.2        40.1
------------------------------------------------------------------------------------------------------------
                                                     150.8       157.4       142.1        124.4       115.1
------------------------------------------------------------------------------------------------------------

      ======================================================================================================
          Total Franklin Templeton Group            $221.0      $226.0      $208.8       $189.9      $180.9
      ======================================================================================================
